SMITH BARNEY INVESTMENT FUNDS INC. (the “Company”)

on behalf of the

Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund (each, a “Fund”)

SUPPLEMENT DATED OCTOBER 1, 2005

TO THE PROSPECTUSES

AND TO THE STATEMENT OF ADDITIONAL INFORMATION, EACH AS AMENDED,

DATED AUGUST 29, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectuses and the Statement of Additional Information:

The Board of Directors of the Company has approved an amendment to the Management Agreements between the Company, on behalf of the Funds, each a series of the Company, and Smith Barney Fund Management LLC. Effective October 1, 2005, each Management Agreement’s current fee of 0.75% of the Fund’s average daily net assets will be replaced with the fee schedule described below:

Fee Schedule, effective October 1, 2005

Fund’s Fee Rate Average Daily Net Assets	Management Fee Rate

First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

In the case of each Fund, the terms of the amended Management Agreement are the same in all other material respects as those of the current Management Agreement. Fees under the current and amended Management Agreements are calculated daily and payable monthly.

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